UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 24, 2020

ONE STOP SYSTEMS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-38371	33-0885351
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2235 Enterprise Street #110

Escondido, California 92029

(Address of Principal Executive Offices)

(760) 745-9883

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	OSS	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of President and Chief Executive Officer

Effective June 24, 2020, One Stop Systems, Inc., a Delaware corporation (the “Company”), entered into an Employment Agreement (the “Employment Agreement”) with Mr. David Raun to serve as the Company’s President and Chief Executive Officer. Mr. Raun currently serves as Interim Chief Executive Officer of the Company.

The Employment Agreement supersedes that certain employment agreement, dated as of March 24, 2020, by and between Mr. Raun and the Company in connection with Mr. Raun’s interim CEO role with the Company (the “Prior Agreement”).

The term of the Employment Agreement is for an initial term of three (3) years, subject to extension as provided therein. Mr. Raun’s Employment Agreement provides for a base salary of $345,000 per year. Pursuant to the terms of the Employment Agreement, Mr. Raun will be entitled to receive:

•	an annual bonus (paid out quarterly if targets are met) that is equivalent to fifty percent (50%) of his then annual base salary if certain applicable bonus criteria are met;

•	a prorated bonus in 2020, with an effective date of February 18, 2020;

•	a discretionary bonus provided that the Company’s common stock price reaches $5.50 per share and remains at or above such price for six (6) consecutive months;

•

412,125 Restricted Stock Units (“RSUs”) that shall vest over three (3) years, with one third of the RSUs vesting following the one-year anniversary of the date of grant, and the remaining RSUs vesting in four (4) equal installments, commencing six (6) months after the one-year anniversary of the date of grant and every six (6) months thereafter until fully vested; and

•

412,125 Incentive Stock Options (“ISOs”) pursuant to the Company’s 2017 Equity Incentive Plan, whereby the exercise price for the ISOs shall be no less than the fair market value of the Company’s common stock at the date of grant. The ISOs shall vest based on increases of the Company’s common stock price during six-month periods, which periods end at the end of the second quarter (“Q2”) and fourth quarter (“Q4”) of a given year. After the Company reports Q2 and Q4 earnings, 29,438 ISOs shall vest if the Company’s common stock price has increased $0.25 per share over the price at the end of the prior 6-month period. If the common stock price increases more or less than $0.25 per share, the number of ISOs that shall vest shall be proportionate to the common stock price increase to $0.25 (e.g. if the Company’s common stock price increases $0.20, then 23,550 ISOs shall become vested).

Furthermore, in the event that the Employment Agreement is terminated for a reason other than “good cause” or for “good reason”, Mr. Raun, upon signing and returning an effective waiver and release of claims, shall be entitled to receive: (i) separation payments in an aggregate amount of twelve (12) months of his then-current base salary; (ii) continuation of group health continuation coverage under the Consolidated Omnibus Budget Reconciliation Act of 1986 (“COBRA”) at the Company’s expense for a period of twelve (12) months following the termination date; and (iii) unvested RSUs shall accelerate so that an additional twelve (12) months of RSUs shall vest from the termination date.

The foregoing description of the terms of the Employment Agreement does not purport to be complete, and is qualified in its entirety by reference to the full text of the Employment Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

There is no arrangement or understanding between Mr. Raun and any other person pursuant to which Mr. Raun was appointed as President and Chief Executive Officer. There are no family relationships between Mr. Raun and any of the Company’s directors, executive officers or persons nominated or chosen by the Company to become a director or executive officer. Mr. Raun is not a participant in, nor is Mr. Raun to be a participant in, any related-person transaction or proposed related-person transaction required to be disclosed by Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in connection with this appointment.

Amendment to 2017 Equity Incentive Plan

On June 24, 2020, the Board approved an amendment to the Company’s 2017 Equity Incentive Plan (the “Plan”). The amendment increases the maximum limitation of the number of shares of common stock with respect to one or more Stock Awards (as defined in the Plan) that may be granted to any one participant under the Plan during any calendar year from 500,000 shares to 1,000,000 shares. This amendment does not increase the total amount of shares of common stock reserved under the Plan. Amendment No. 1 to the Plan is attached hereto as Exhibit 10.2 and incorporated herein by reference.

A copy of the Plan can be found on the Company’s Form S-1 (Registration No. 333-222121) filed with the SEC on December 18, 2017.

Item 7.01	Regulation FD Disclosure.

On June 25, 2020, the Company issued a press release announcing the appointment of Mr. David Raun as its President and Chief Executive Officer. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Exhibit 99.1 contains forward-looking statements. These forward-looking statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Forward-looking statements are based upon assumptions as to future events that may not prove to be accurate. Actual outcomes and results may differ materially from what is expressed in these forward-looking statements.

The information set forth under Item 7.01 of this Current Report on Form 8-K (“Current Report”), including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of such section. The information in Item 7.01 of this Current Report, including Exhibit 99.1, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing, except as expressly set forth by specific reference in such a filing. This Current Report will not be deemed an admission as to the materiality of any information in this Current Report that is required to be disclosed solely by Regulation FD.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Employment Agreement, dated June 24, 2020

10.2	Amendment No. 1 to 2017 Equity Incentive Plan, dated June 24, 2020

99.1	Press Release of One Stop Systems, Inc., dated June 25, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONE STOP SYSTEMS, INC.

Dated: June 25, 2020	By:	/s/ John W. Morrison, Jr.
John W. Morrison, Jr.
Chief Financial Officer